THE FBR FUNDS
Money Market Fund

SUPPLEMENT DATED SEPTEMBER 25, 2006
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2006

This supplement to the Statement of Additional Information ("SAI") dated February 28, 2006, for The FBR Funds, Money Market Fund, updates certain information in the SAI as described below.  For further information, please contact The FBR Funds toll-free at 888.888.0025.

1. The following information replaces the table under the sub-section entitled, "Board of Trustees", under  "TRUSTEES AND OFFICERS" starting on page 10.

Information about the Trustees of the Trust is included in the following table. The address for each Trustee is 1001 Nineteenth Street North, Arlington, VA 22209.

Name, Address and Age	Term of Office* and Length of Time Served**	Principal Occupation During Past 5 Years	Portfolios Overseen in the Trust and Fund Complex***	Other Directorships
Independent Trustees
Michael A. Willner, 49	Since June 2000	CEO AlphaGrip, Inc. January 2001 to present; President, New Traders, Inc. from September 1996 to December 2000.	8	None

F. David Fowler, 72	Since June 2000	Retired, 1997. Dean, The George Washington University School of Business and Public Management, 1992 to 1997.	8	MicroStrategy, Inc.; Liquidity Services, Inc.

Charles O. Heller, 70	Since September 2003	Managing Director, Beacon Global Private Equity (venture capital firm), since 2003; Charles Heller Associates (management consulting), 1986 to present; Gabriel Venture Partners (venture capital firm), 2000 to 2003.	8	None

Reena Aggarwal, 48	Since August 2006	Deputy Dean, McDonough School of Business, Georgetown University since 2005; Professor at Georgetown, 2000 to present.	8	None

William E. Cole, Jr., 56	Since August 2006	Retired, 2006. Partner, Ernest & Young LLP, 1972-2006.	8	None

Interested Trustee+
David H. Ellison, 47 100 Federal Street Boston, MA 02110	Since September 2003	Director, CEO and President, FBR Fund Advisers, Inc., since December 1999; Fund Manager, FBR Family of Funds since October 1996; and President Money Management Advisers, Inc., April 2001 to March 2002.	8	None

*     Trustees serve until their resignation, removal, death, or until they reach the mandatory retirement age of 75 established by the Board.

**  Length of time served is measured from the earliest date of service as a Trustee of any of the Funds or the Predecessor Funds.

*** The "Fund Complex" consists of all mutual funds advised by Friedman, Billings Ramsey Group, Inc., ("FBR Group") and its affiliate advisers.

+        Mr. Ellison is considered to be an "Interested Trustee" of the Trust due to his position with FBR Fund Advisers, Inc..

The Trustees presently have an audit committee, a valuation committee, and a nominating committee, each of which are comprised of all of the Independent Trustees of the Trust: Ms. Aggarwal and Messrs. Willner, Fowler, Heller and Cole.  The function of the audit committee is to recommend independent auditors, pre-approve audit and certain non-audit services to be provided by the independent auditors to the Funds, and review and report on accounting and financial matters. The Board has adopted a written charter for the Audit Committee. The function of the valuation committee is to determine and monitor the value of the Funds' assets pursuant to the Trust's Valuation Procedures.  The function of the nominating committee is to evaluate the qualifications of and select and nominate candidates for independent trustee membership on the Board (which may include consideration of good faith written recommendations by shareholders of a well-qualified independent trustee candidate, if the recommendation is delivered to the Secretary of the Trust and otherwise complies with the requirements adopted by the Board of Trustees, which may be obtained without charge by calling 888.888.0025). There were no meetings of the valuation or nominating committees during its most recent fiscal year end. The audit committee met twice during the year.

2. The following information replaces the table under the sub-section entitled, "Officers of the Trust" on page 12.

Officers of the Trust

The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as follows:

Name, Address and Age	Position(s) Held With the Trust and Term of Office*	Principal Occupation During Past 5 Years

David H. Ellison, 47 100 Federal Street Boston, MA 02110	President	Director, CEO and President, FBR Fund Advisers, Inc. since December 1999; Fund Manager, FBR Family of Funds since October 1996. President, Money Management Associates, L.P., April 2001 to March 2002.

Winsor H. Aylesworth, 58 100 Federal Street Boston, MA 02110	Executive Vice President	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998; Vice President, Money Management Associates, L.P., April 2001 to March 2002.

Bart Sanders, 41 1001 Nineteenth Street North Arlington, VA 22209	Executive Vice President

Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999.  Head Trader for FBR Fund Advisers, Inc., since January 1997; and Vice President, Money Management Associates, L.P., April 2001 to March 2002.

Guy F. Talarico, 50 41 Madison Avenue 30th Floor New York, NY 10010	Chief Compliance Officer

Chief Compliance Officer of the Trust since August 2006. CEO of ALARIC Compliance Services, LLC since January 2006. Co-Chief Executive Officer of EOS Compliance Services, LLC from June 2004 to December 2005. Senior Director of Investors Bank & Trust Institutional Custody Division From February 2001 to June 2004.

Kimberly J. Bradshaw, 31 1001 Nineteenth Street North Arlington, VA 22209	Treasurer and Secretary

Secretary of The FBR Funds since July 2003. Treasurer of The FBR Funds since August 2006. Vice President and Secretary of Money Management Advisers, Inc. November 2003 to March 2006. Employee of FBR since August 1998, serving in various capacities, including Vice President Fund Administration, AVP of Fund Administration, Transfer Agent Operations Manager and Fund Accounting Supervisor.

Kristin E. Swiderski, 30 1001 Nineteenth Street North Arlington, VA 22209	Assistant Treasurer

Assistant Treasurer of The FBR Funds since August 2006. Employee of FBR since February 2002, serving in various capacities including Assistant Vice President Fund Administration, Supervisor of Fund Administration, Accountant and Customer Service Representative.  Prior to February 2002 Manager with Target.

* The Trust's President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other officers of the Trust serve at the pleasure of the Trustees.

3.  The following information replaces the Chief Compliance Officer information on page 15.

Chief Compliance Officer. The Trust has contracted with ALARIC Compliance Services, LLC to provide the services of Guy F. Talarico to serve in the capacity of Chief Compliance Officer of the Trust under Rule 38a-1 of the 1940 Act. For these services, the Trust pays fees on a monthly basis, plus any out of pocket expenses. Each Fund pays a portion of the fees based on average net assets and number of funds in the Trust.

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